                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Mogens C. Bay
                                              -----------------------------
                                              Mogens Bay

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ C. M. Harper
                                              ------------------------------
                                              C. M. Harper

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Robert A. Krane
                                              -----------------------------
                                              Robert A. Krane

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Carl E. Reichardt
                                              ------------------------------
                                              Carl E. Reichardt

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Ronald W. Roskens
                                              ------------------------------
                                              Ronald W. Roskens

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Marjorie M. Scardino
                                              -------------------------------
                                              Marjorie M. Scardino

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Walter Scott, Jr.
                                              ------------------------------
                                              Walter Scott, Jr

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Kenneth E. Stinson
                                              ------------------------------
                                              Kenneth E. Stinson

                                POWER OF ATTORNEY

     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Bruce C. Rohde as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 28, 2000, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 14th day of July, 2000.


                                              /s/ Clayton K. Yeutter
                                              -----------------------------
                                              Clayton K. Yeutter